UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2010 (June 15, 2010)

UNIVERSAL HEALTH SERVICES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-10765	23-2077891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Universal Corporate Center 367 South Gulph Road King of Prussia, Pennsylvania	19406
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 768-3300

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

√	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On June 15, 2010, Universal Health Services, Inc., a Delaware corporation (“UHS”), JPMorgan Chase Bank, N.A. (“JPMorgan”), Deutsche Bank Securities Inc. (“DBSI”), J.P. Morgan Securities Inc. (“JPMSI”), Deutsche Bank AG New York Branch (“Deutsche Bank”)  and the other commitment parties party thereto entered into a commitment letter amendment (the "Amendment") that amended the terms of that certain financing commitment letter (the "Commitment Letter") that UHS entered into on May 16, 2010 with JPMorgan, DBSI, JPMSI and Deutsche Bank, pursuant to which JPMorgan and Deutsche Bank committed to provide the financing necessary to consummate the acquisition by UHS (the "Merger") of all the issued and outstanding common stock of Psychiatric Solutions, Inc., a Delaware Corporation (“PSI”), and to refinance certain existing indebtedness.

The Amendment amends Exhibit C to the Commitment Letter, which sets forth conditions to the availability of the credit facilities that are the subject of the Commitment Letter, by replacing paragraph 6 thereof (related to the maximum permitted leverage ratio of UHS and its subsidiaries on the closing date of the credit facilities) in its entirety with a new paragraph 6.

The foregoing summary of the Amendment described above does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is attached as Exhibit 99.1 and incorporated herein by reference.

Investors and security holders are urged to read the proxy statement regarding the Merger when it becomes available because it will contain important information. The proxy statement will be filed with the Securities and Exchange Commission (“SEC”) by PSI.  Investors and security holders may obtain a free copy of the proxy statement (when it is  available) and other documents filed by PSI and UHS with the SEC at the SEC’s website at  www.sec.gov. The proxy statement (when it is available) and these other documents may also be obtained for free from UHS by directing a request to Investor Relations, Universal  Health Services, Inc., Universal Corporate Center, 367 South Gulph Road, P.O. Box 61558,  King of Prussia, Pennsylvania 19406 (610-768-3300).

CERTAIN INFORMATION CONCERNING PARTICIPANTS

Investors may obtain a detailed list of names, affiliations and interests of PSI and UHS participants in the solicitation of proxies of shareholders to approve the Merger from the proxy statement filed with the SEC by PSI (when it is available).

Item 9.01.	Financial Statements and Exhibits

(d)           Exhibits.

Exhibit No.	Description
99.1
Commitment Letter Amendment dated June 15, 2010, among Universal Health Services, Inc., JPMorgan Chase Bank, N.A., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., Deutsche Bank AG New York Branch and the other commitment parties party thereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL HEALTH SERVICES, INC.

Date: June 16, 2010	By:	/s/ Steve Filton
Name: Steve Filton
Title: Senior Vice President and
Chief Financial Officer

Index to Exhibit

Exhibit No.	Description
99.1
Commitment Letter Amendment dated June 15, 2010, among Universal Health Services, Inc., JPMorgan Chase Bank, N.A., Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., Deutsche Bank AG New York Branch and the other commitment parties party thereto.